THRIVENT VARIABLE LIFE ACCOUNT I

THRIVENT VARIABLE INSURANCE ACCOUNT A

THRIVENT VARIABLE INSURANCE ACCOUNT B

THRIVENT VARIABLE ANNUITY ACCOUNT I

THRIVENT VARIABLE ANNUITY ACCOUNT II

THRIVENT VARIABLE ANNUITY ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT B

THRIVENT VARIABLE ANNUITY ACCOUNT C

Supplement to the Prospectus

dated April 30, 2020

with respect to

Thrivent Partner Growth Stock Portfolio

The Board of Directors of Thrivent Series Fund, Inc. has approved the merger of Thrivent Partner Growth Stock Portfolio (the “Target Portfolio”) into Thrivent Large Cap Growth Portfolio. The merger is subject to approval by contractholders of the Target Portfolio at a special meeting of contractholders to be held on or about August 24, 2020. The merger, if approved by contractholders, will occur on or about August 31, 2020. The Target Portfolio and its corresponding subaccount will be closed as new investment selections at the end of the day on July 17, 2020. If you already invest in a subaccount corresponding to the Target Portfolio, you can continue to invest in the subaccount until the merger has been completed.

The date of this Supplement is June 24, 2020.

36049A